UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Colony Credit Real Estate, Inc.
515 S. Flower Street, 44th Floor
Los Angeles, California 90071
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2021, BrightSpire Capital, Inc., a Maryland corporation, formerly known as Colony Credit Real Estate, Inc. (the “Company”), entered into a Second Amended and Restated Limited Liability Company Agreement of BrightSpire Capital Operating Company, LLC, formerly known as Credit RE Operating Company, LLC (the “OP”), a Delaware limited liability company and operating partnership of the Company, to reflect the name change of the Company and the OP, a new principal address for the Company, and the name change of certain other parties referenced in the agreement.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the Second Amended and Restated Limited Liability Company Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2021, the Company filed Articles of Amendment to its charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland, to change its name to “BrightSpire Capital, Inc.,” as previously announced. The Articles of Amendment became effective as of 12:01 a.m. Eastern Time on June 24, 2021. In addition, the Company amended and restated its bylaws (the “Fourth Amended and Restated Bylaws”), effective June 24, 2021, solely to reflect the name change.

The foregoing description of the Articles of Amendment and Fourth Amended and Restated Bylaws is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the Articles of Amendment and Fourth Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on June 24, 2021 announcing the completion of its name change to BrightSpire Capital, Inc. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment to the Articles of Incorporation
3.2	Fourth Amended and Restated Bylaws
10.1	Second Amended and Restated Limited Liability Company Agreement of BrightSpire Capital Operating Company, LLC dated June 24, 2021
99.1	Press Release, dated June 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2021	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary